                                                                    Exhibit 99.3

                               PURCHASE AGREEMENT

     THIS PURCHASE  AGREEMENT (the  "AGREEMENT")  is entered into as of the 30th day of December,  2004, by and among NYFIX,  INC., a Delaware  corporation  (the
"COMPANY"),  and WHITEBOX CONVERTIBLE  ARBITRAGE PARTNERS L.P., a British Virgin
Islands limited partnership (the "PURCHASER").

                                R E C I T A L S :

     WHEREAS,  in consideration of $7,500,000,  the Company proposes to issue to the Purchaser,  and the Purchaser desires to purchase, a $7,500,000  convertible promissory note in the form attached as Exhibit A (the "NOTE").

     NOW,  THEREFORE,  in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1.  AGREEMENT TO SELL AND PURCHASE

     1.1  AUTHORIZATION  OF  TRANSACTION.  On or  prior  to the  closing  of the transactions  contemplated in this Agreement (the "CLOSING"),  the Company shall have  authorized  the sale and  issuance  to the  Purchaser  of the Note and the shares of the Company's  common  stock,  $0.001 par value per share (the "COMMON
STOCK")  issuable  upon  conversion  of the Note and  upon  payment  on the Note
(collectively, the "SHARES").

     1.2 SALE AND PURCHASE.  Subject to the terms and conditions  hereof, at the
Closing,  the Company hereby agrees to issue and sell to the Purchaser,  and the
Purchaser  agrees  to  purchase  from the  Company,  the  Note for an  aggregate purchase price of $7,500,000 (the "PURCHASE PRICE").

SECTION 2. CLOSING, DELIVERY AND PAYMENT; OPTION FOR ADDITIONAL INVESTMENT

     2.1 CLOSING.  The Closing shall take place at 10:00 a.m. on the date hereof at the offices of the  Purchaser's  legal  counsel,  Messerli & Kramer P.A.,  in
Minneapolis,  Minnesota,  or at such other time or place as the  Company and the
Purchaser may mutually agree (the "CLOSING  DATE").  At the Closing,  subject to the terms and conditions hereof, the Company will issue, sell and deliver to the
Purchaser the Note,  against payment of the Purchase Price by certified check or wire transfer of  immediately  available  funds.  At that time,  the Company and
Purchaser  shall also  execute the  Registration  Rights  Agreement  in the form attached as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT").

     2.2 OPTIONAL ADDITIONAL INVESTMENT BY PURCHASER. Conditioned on the Closing
under  Section  2.1  above,  the  Purchaser  may elect  within 90 days after the
Closing Date (by providing  written  notice to the Company) to purchase up to an additional  $2,500,000 Note (the "ADDITIONAL  NOTE").  The Additional Note shall contain  substantially  similar  provisions  as the Note  hereunder and shall be executed and delivered by the Company (against  delivery by the Purchaser of the additional  funds)  to the  Purchaser  at a second  closing  (the  "Supplemental

Closing")  to be held within ten business  days after  receipt by the Company of the Purchaser's  written  election  notice.  At the  Supplemental  Closing,  the parties will reconfirm their representations and warranties contained herein and the Company's counsel will provide a customary bring-down legal opinion covering the matters  otherwise  specified  below. To the fullest extent,  the Additional
Note will be covered by the  provisions of this  Agreement and the  Registration
Rights Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company  hereby  represents  and  warrants to the  Purchaser  as of the
Closing Date, and agrees, as follows:

     3.1  ORGANIZATION,  GOOD  STANDING  AND  QUALIFICATION.  The  Company  is a
corporation duly organized, validly existing and in good standing under the laws of the  State of  Delaware.  The  Company's  only  active  subsidiaries  are the subsidiaries listed on Schedule 3.1 (the "SUBSIDIARIES"). Except as indicated on
Schedule 3.1, each  Subsidiary is duly organized,  validly  existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries has all requisite  corporate power and authority to own and operate  its  respective  properties  and assets and to carry on its  respective business as presently  conducted and as presently proposed to be conducted.  The
Company has all requisite  corporate  power and authority to execute and deliver this Agreement,  the Note and the Registration Rights Agreement  (together,  the
"TRANSACTION  DOCUMENTS"),  to issue and sell the Shares upon  conversion of the
Note  and upon  payment  on the Note  and to  carry  out the  provisions  of the
Transaction  Documents.  Each  of the  Company  and  the  Subsidiaries  is  duly qualified  and is  authorized  to do  business  and is in good  standing in each jurisdiction  in  which  the  nature  of its  respective  activities  and of its
respective   properties  (both  owned  and  leased)  makes  such   qualification
necessary,  except for those  jurisdictions  in which failure to be so qualified would not have a materially adverse effect on the Company or its business, taken as a whole.

     3.2 CAPITALIZATION. The Company is authorized to issue 60,000,000 shares of
Common Stock, par value $0.001 per share, of which 32,425,630  shares are issued and  outstanding  as of December 27,  2004,  and  5,000,000  shares of preferred stock,  par value $1.00 per share, of which no shares are issued and outstanding as of the date hereof.  Except as set forth on Schedule 3.2 or in the  Company's current,  quarterly,  annual and other periodic filings (the "SEC REPORTS") with the U.S.  Securities and Exchange  Commission (the  "COMMISSION"),  there are no outstanding  options,  warrants or other rights to acquire any of the  Company's capital  stock,  or securities  convertible  or  exchangeable  for the Company's capital stock or for securities  themselves  convertible or exchangeable for the
Company's  capital stock  (together,  "CONVERTIBLE  SECURITIES").  Except as set forth on Schedule  3.2 or in the SEC  Reports,  the Company has no  agreement or commitment  to  sell or  issue  any  shares  of  capital  stock  or  Convertible
Securities. All issued and outstanding shares of the Company's capital stock (i)
have  been  duly  authorized  and  validly  issued,  (ii)  are  fully  paid  and nonassessable,  (iii) are free from any preemptive and cumulative  voting rights and (iv) were issued pursuant to an effective  registration statement filed with the Commission and applicable state securities  authorities or pursuant to valid exemptions  under  federal  and state  securities  laws.  Except as set forth on
Schedule 3.2 or in the SEC  Reports,  there are no  outstanding  rights of first refusal or proxy or  shareholder  agreements  of any kind relating to any of the
Company's  securities to which the Company or any of its executive  officers and directors is a party or as to which the Company otherwise has knowledge of. When issued in compliance with the provisions of the Note, the Shares will be validly issued,  fully  paid  and  nonassessable,  and  will  be free  of any  liens  or encumbrances;  provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the  Company,  its  officers,  directors  and  shareholders  necessary  for  the authorization of the Transaction  Documents,  the performance of all obligations of the Company hereunder and thereunder at the Closing, including authorization, sale,  issuance and delivery of the Shares upon  conversion of the Note and upon payment on the Note, has been taken.  The Transaction  Documents,  when executed and delivered,  will be valid and binding obligations of the Company enforceable against the Company in  accordance  with their  terms,  except (i) as limited by applicable bankruptcy, insolvency,  reorganization,  moratorium or other laws of general application  affecting  enforcement of creditors' rights, (ii) according to general  principles  of equity that  restrict the  availability  of equitable remedies and (iii) to the extent that the enforceability of the  indemnification provisions  of the  Registration  Rights  Agreement may be limited by applicable laws. The sale of the Shares upon  conversion of the Note or upon payment on the
Note is not and will not be subject to any preemptive  rights or rights of first refusal.

     3.4  FINANCIAL  STATEMENTS.  The  audited  consolidated  balance  sheets at
December  31, 2003 of the Company and the  audited  consolidated  statements  of operations,  cash flows and  stockholders'  deficit of the  Company for the year ended December 31, 2003 and the unaudited consolidated balance sheet at, and the unaudited  consolidated  statements of  operations  and cash flows for, the nine months ended  September 30, 2004 of the Company (all of the foregoing  together, the "FINANCIAL  STATEMENTS," with September 30, 2004 being the "LATEST STATEMENT
DATE" and the consolidated financial statements at and for the nine months ended
September 30, 2004 being the "LATEST FINANCIAL STATEMENTS"), as contained in the
SEC Reports,  fairly present the consolidated  financial  condition,  results of operations and cash flows of the Company and its  Subsidiaries on a consolidated basis as of the respective dates and for the respective  periods covered thereby
(subject,  in the case of unaudited  financial  statements,  to normal  year-end audit  adjustments) and have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis (except as may be indicated in the notes  thereto) and the rules and  regulations of the
Commission.

     3.5  LIABILITIES.  Except as reflected or expressly  reserved in the Latest
Financial  Statements or disclosed on SCHEDULE 3.5,  neither the Company nor any
Subsidiaries  has any material  liabilities or obligations and there is no known basis  for any  material  contingent  liabilities,  except  current  liabilities incurred after the Latest  Statement Date in the ordinary  course of business of the Company and the Subsidiaries.

     3.6 CERTAIN AGREEMENTS AND ACTIONS.  Except as disclosed on SCHEDULE 3.6 or in the SEC Reports,  neither the Company nor any  Subsidiary has (i) declared or paid any dividends,  or authorized or made any distribution upon or with respect to any class or series of its  capital  stock,  (ii) since the Latest  Statement
Date,  incurred  any  indebtedness  for money  borrowed  or any  other  material liabilities  out of the  ordinary  course of  business,  (iii) made any loans or advances to any person, other than ordinary advances for travel or entertainment expenses or (iv) sold,  exchanged or otherwise  disposed of any of its assets or rights, other than in the ordinary course of business.

     3.7 OBLIGATIONS OF OR TO RELATED  PARTIES.  Except as disclosed on SCHEDULE
3.7 or in the SEC  Reports,  there  are no  obligations  of the  Company  or any
Subsidiary to executive officers,  directors,  1% or greater shareholders or key employees  (listed in the Company's most recent proxy  materials) of the Company or any  Subsidiary  or to any  members  of  their  immediate  families  or other affiliates, other than (i) for accrued salaries, (ii) reimbursement for expenses reasonably  incurred  on behalf of the Company or any  Subsidiary  and (iii) for other  standard  employee  benefits  made  generally  available to all employees
(including  stock  option  agreements  outstanding  under any stock  option plan approved by the Board of  Directors  of the  Company).  Except as  disclosed  on
SCHEDULE 3.7 or in the SEC Reports,  none of the executive officers,  directors,
1% or greater shareholders or key employees (listed in the Company's most recent proxy  materials)  of the  Company or any  Subsidiary,  or any  members of their immediate  families  or other  affiliates,  are  indebted  to the Company or any
Subsidiary  or have any  direct  or  indirect  ownership  interest  in any firm, corporation  or other  entity  with  which  the  Company  or any  subsidiary  is affiliated  or  with  which  the  Company  or  any  Subsidiary  has  a  business relationship,  or any firm,  corporation  or other entity that competes with the
Company or any Subsidiary.  Except as disclosed in the SEC Reports, no executive officer,  director,  1% or greater  shareholder  or key employee  (listed in the
Company's most recent proxy materials) of the Company or any Subsidiary,  or, to the  Company's  knowledge,  any  member  of their  immediate  families  or other affiliates, is, directly or indirectly, interested in or a party to any material contract with the Company or any Subsidiary. Except as disclosed on SCHEDULE 3.7 or in the SEC  Reports,  the Company or any  Subsidiary  is not a  guarantor  or indemnitor of any indebtedness of any other person,  firm,  corporation or other entity, other than the Company or its Subsidiaries.

     3.8 NO MATERIAL ADVERSE CHANGE. Since the Latest Statement Date, and except as disclosed in the SEC Reports,  there has not been any material adverse change in the  business,  assets,  liabilities,  condition  (financial  or  otherwise),
operations  or  prospects  of  the  Company,   and  no  event  has  occurred  or
circumstance exists that may result in such a material adverse change.

     3.9 TITLE TO PROPERTIES AND ASSETS;  LIENS. Except as set forth on SCHEDULE
3.6 or SCHEDULE 3.9 or in the SEC  Reports,  the Company or any  Subsidiary  has
good and marketable title to its properties and assets, including the properties and assets reflected in the Latest Financial  Statements,  and good title to its leasehold  estates,  in each case subject to no mortgage,  pledge,  lien, lease, encumbrance or charge,  other than (i) those  resulting from taxes that have not yet become delinquent,  (ii) minor liens and encumbrances that do not materially detract from the value of the property subject thereto or materially  impair the operations of the Company or any  Subsidiary and (iii) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures  and  other  properties  owned,  leased or used by the  Company  or any
Subsidiary are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used,  reasonable wear and tear excepted.

     3.10 PATENTS AND  TRADEMARKS.  All issued  patents used by the Company that are based on  inventions  by the  Company's  employees  are the  property of the
Company.  From  time to  time,  the  Company's  employees  may  have  ideas  for inventions that may or may not lead to the filing of patent applications,  which may or may not result in the  issuance  of a patent.  It is the  practice of the
Company to attempt to obtain exclusive  ownership of any patents that ultimately issue based on inventions of its employees.  Except as indicated above or as set forth on SCHEDULE  3.10 or in the SEC Reports,  the Company owns or licenses all patents,  trademarks,  service marks,  trade names,  copyrights,  trade secrets, information  and  other  proprietary  rights  and  processes  necessary  for its business as now  conducted  and as proposed to be  conducted,  without any known infringement  of the rights of others.  The Company is not aware that any of its employees or  employees of any  Subsidiaries  are  obligated  under any contract
(including licenses, covenants or commitments of any nature) or other agreement, or  subject  to any  judgment,  decree or order of any  court or  administrative agency,  that would interfere with their duties to the Company or any Subsidiary or that would conflict with the business of the Company and its  Subsidiaries as proposed  to be  conducted.  None  of  the  execution  or  delivery  of,  or the performance of the transactions  contemplated by, the Transaction Documents, the carrying on of the business of the Company or any Subsidiary by the employees of the Company or any Subsidiary nor the conduct of the business of the Company and its Subsidiaries as currently conducted or proposed will conflict with or result in a breach of the terms,  conditions or provisions  of, or constitute a default under,  any  contract,  covenant or  instrument  under which any employee is now obligated.  The Company  does not believe it is or will be  necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their  employment  by the Company,  except for  inventions,  trade secrets or proprietary information that have been assigned to the Company.

     3.11  COMPLIANCE  WITH OTHER  INSTRUMENTS.  Except as  disclosed in the SEC
Reports,  neither the Company nor any  Subsidiary  is in violation or default of any term of its Certificate of Incorporation  or Bylaws,  or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment,  decree, order, writ or, to its knowledge,  any statute, rule or regulation applicable to the Company or any
Subsidiary  that would  materially  and adversely  affect the business,  assets, liabilities,  condition (financial or otherwise), operations or prospects of the
Company.  The execution and delivery of, and the  performance  of and compliance with the  transactions  contemplated  by,  the  Transaction  Documents,  and the issuance and sale of the Shares upon  conversion  of the Note or upon payment on the Note,  will not,  with or without  the  passage of time or giving of notice, result in any such  material  violation,  or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage,  pledge, lien,  encumbrance or charge upon any of the properties or assets of the Company or any  Subsidiary  or the  suspension,  revocation,  impairment,  forfeiture or nonrenewal of any permit,  license,  authorization or approval applicable to the
Company or any  Subsidiary,  the  business or  operations  of the Company or any
Subsidiary or any of the assets or properties of the Company or any Subsidiary.

     3.12  LITIGATION.  Except as disclosed in the SEC Reports,  SCHEDULE 3.5 or
SCHEDULE 3.12, there is no action, suit, proceeding or investigation pending or, to the  Company's  knowledge,  currently  threatened  against the  Company  that questions the validity of this  Agreement or the other  agreements  contemplated hereby or the right of the Company to enter into any of such  agreements,  or to consummate the transactions  contemplated hereby or thereby. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation or, to the  Company's  knowledge,  currently  threatened  against  the  Company  or any
Subsidiary that could result,  either  individually or in the aggregate,  in any material  adverse  change in the assets,  condition  (financial  or  otherwise), business,  results of operations  or prospects of the Company,  or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the  foregoing.  The foregoing  includes,  without  limitation, actions  pending or  threatened  (or any basis  therefor  known to the  Company)
involving  the prior  employment  of any of the  employees of the Company or any
Subsidiary,  their use in  connection  with the  business  of the Company or any
Subsidiary of any  information  or techniques  allegedly  proprietary  to any of their former  employers or their  obligations  under any  agreements  with prior employers.  Except as disclosed in the SEC Reports,  neither the Company nor any
Subsidiary  is a  party  or  subject  to  the  provisions  of any  order,  writ,
injunction,   judgment  or  decree  of  any  court  or   government   agency  or
instrumentality.

     3.13 TAX RETURNS AND PAYMENTS.  Except as disclosed on SCHEDULE 3.13,  each of the Company and any Subsidiary has filed all tax returns (federal,  state and local) required to be filed by it. All taxes shown to be due and payable on such returns,  any assessments imposed,  and, to the Company's  knowledge,  all other taxes due and payable by the Company or any  Subsidiary on or before the Closing have been paid or will be paid  prior to the time they  become  delinquent.  The
Company  has not been  advised (i) that any of the tax returns of the Company or any  Subsidiary  have been or are being audited as of the date hereof or (ii) of any  deficiency in assessment  or proposed  judgment to federal,  state or other taxes of the Company or any  Subsidiary.  The Company  has no  knowledge  of any liability of any tax to be imposed upon the  properties or assets of the Company or any  Subsidiary  as of the  date of  this  Agreement  that is not  adequately provided for.

     3.14  EMPLOYEES.  Neither the Company nor any Subsidiary has any collective bargaining  agreements  with  any of its  employees.  There  is no  labor  union organizing  activity  pending or, to the Company's  knowledge,  threatened  with respect to the Company or any  Subsidiary.  Except as set forth on SCHEDULE 3.14 or in the SEC  Reports,  no  executive  officer or key  employee  (listed in the
Company's most recent proxy materials) has any agreement or contract, written or verbal, regarding his employment. Except as disclosed on SCHEDULE 3.14 or in the
SEC Reports,  neither the Company nor any  Subsidiary  is a party to or bound by any currently effective deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan,  retirement agreement or other employee  compensation plan or agreement. To the Company's knowledge, no employee of the Company or any
Subsidiary,  nor any  consultant  with whom the  Company or any  Subsidiary  has contracted,  is in violation of any material  term of any  employment  contract, proprietary  information  agreement or any other agreement relating to the right of any such  individual to be employed by, or to contract  with,  the Company or any  Subsidiary  because of the nature of the  business to be  conducted  by the
Company or any  Subsidiary;  and,  to the  Company's  knowledge,  the  continued
employment by the Company or any  Subsidiary of its present  employees,  and the performance  of  the  contracts  of  the  Company  or any  Subsidiary  with  its independent contractors,  will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Except as disclosed on SCHEDULE  3.14 or in the SEC Reports,  no executive  officer or key employee (listed in the Company's most recent proxy materials) of the Company or any Subsidiary has been granted the right to continued employment by the Company or any  Subsidiary  or to any material  compensation  following  termination  of employment with the Company or any Subsidiary. The Company is not aware that any executive  officer or key employee  (listed in the  Company's  most recent proxy materials),  or that any group of executive officers or key  employees(listed in
the  Company's  most  recent  proxy  materials),   intends  to  terminate  their
employment  with the  Company  or any  Subsidiary,  nor does the  Company or any
Subsidiary have a present intention to terminate the employment of any executive officer,  key employee  (listed in the Company's most recent proxy materials) or group of  executive  officers or key  employees  (listed in the  Company's  most recent proxy materials).

     3.15   REGISTRATION  RIGHTS.  Except  as  disclosed  on  SCHEDULE  3.15  or required pursuant to the Registration Rights Agreement, the Company is presently not under any  obligation,  and has not  granted any  rights,  to  register  (as defined in the  Registration  Rights  Agreement) any of the Company's  presently outstanding securities or any of its securities that may hereafter be issued.

     3.16   COMPLIANCE  WITH  LAWS;  PERMITS.  Except  as  disclosed  in the SEC
Reports,  neither  the  Company  nor  any  Subsidiary  is in  violation  of  any applicable statute,  rule,  regulation,  order or restriction of any domestic or foreign  government or any  instrumentality  or agency thereof in respect of the conduct of its business or the ownership of its properties that would materially and adversely affect the business, assets, liabilities,  condition (financial or otherwise),  operations  or prospects of the Company.  No  governmental  orders, permissions,  consents,  approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the  execution  and  delivery  of,  and  the  performance  of  the  transactions contemplated  by, the  Transaction  Documents or the issuance of the Shares upon conversion of the Note or upon payment on the Note, except such as has been duly and validly  obtained or filed, or with respect to any filings that must be made after the Closing,  as will be filed in a timely manner. Each of the Company and the Subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets, properties, prospects or condition  (financial  or otherwise) of the Company and the Company believes it can (and  covenants  to  Purchaser  that it will) obtain any similar authority for the conduct of its business as planned to be conducted.

     3.17   ENVIRONMENTAL  AND  SAFETY  LAWS.  Except  as  disclosed  in the SEC
Reports, to the Company's  knowledge,  neither the Company nor any Subsidiary is in  violation  of any  applicable  statute,  law or  regulation  relating to the environment or occupational health and safety, and to the Company's knowledge,

no  material  expenditures  are or will be  required in order to comply with any such existing statute,  law or regulation.  Without limiting the foregoing,  and except as disclosed in the SEC Reports:

     (a) with respect to any real property owned,  leased or otherwise  utilized by the Company or any Subsidiary ("REAL PROPERTY"),  neither the Company nor any
Subsidiary  is or has in the past been in violation of any  Hazardous  Substance
Law which  violation  could  reasonably  be  expected  to  result in a  material liability to the Company or its properties and assets;

     (b) neither the  Company,  any  Subsidiary  nor,  to the  knowledge  of the
Company, any third party has used, Released, generated,  manufactured,  produced or stored, in, on, under, or about any Real Property,  or transported thereto or therefrom, any Hazardous Substances that could reasonably be expected to subject the Company to material liability, under any Hazardous Substance Law;

     (c) to the  knowledge  of the  Company,  there  are no  underground  tanks, whether  operative or  temporarily or  permanently  closed,  located on any Real
Property  that could  reasonably  be expected to subject the Company to material liability under any Hazardous Substance Law;

     (d) there are no Hazardous Substances used, stored or present at, or on, or to the  knowledge  of the Company that could  reasonably  be expected to migrate onto any Real Property, except in compliance with Hazardous Substance Laws; and

     (e) to the  knowledge  of the  Company,  there  neither is nor has been any condition,  circumstance,  action,  activity or event that could  reasonably  be expected  to be a material  violation  by the Company or any  Subsidiary  of any
Hazardous  Substance  Law,  or to  result in  liability  to the  Company  or any
Subsidiary under any Hazardous Substance Law.

     For purposes hereof,  "HAZARDOUS  SUBSTANCES" means (statutory acronyms and abbreviations  having  the  meaning  given  them  in  the  definition  below  of
"HAZARDOUS  SUBSTANCES  LAWS")  substances  defined as  "hazardous  substances,"
"pollutants" or  "contaminants"  in Section 101 of the CERCLA;  those substances defined as "hazardous waste," "hazardous materials" or "regulated substances" by the RCRA; those  substances  designated as a "hazardous  substance"  pursuant to
Section 311 of the CWA;  those  substances  defined as "hazardous  materials" in
Section 103 of the HMTA;  those  substances  regulated  as a hazardous  chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant  to  Sections  6  or  7  of  the  TSCA;  those  substances  defined  as
"contaminants"  by Section 1401 of the SDWA, if present in excess of permissible levels;  those  substances  regulated by the Oil Pollution Act; those substances defined as a pesticide  pursuant to Section 2(u) of the FIFRA;  those substances defined as a source, special nuclear or by-product material by Section 11 of the
AEA; those substances defined as "residual  radioactive material" by Section 101 of the  UMTRCA;  those  substances  defined  as "toxic  materials"  or  "harmful physical agents" pursuant to Section 6 of the OSHA; those substances  defined as hazardous wastes in 40 C.F.R. Part 261.3;  those substances defined as hazardous waste constituents in 40 C.F.R. Part 260.10, specifically including Appendix VII and VIII of Subpart D of 40 C.F.R.  Part 261;  those  substances  designated  as hazardous  substances  in 40 C.F.R.  Parts  116.4 and  302.4;  those  substances defined as hazardous  substances or hazardous materials in 49 C.F.R. Part 171.8;
those substances  regulated as hazardous  materials,  hazardous  substances,  or toxic  substances  in 40  C.F.R.  Part  1910;  any  chemical,  material,  toxin, pollutant,  or waste regulated by or in any other Hazardous Substances Laws; and
in the regulations adopted and publications  promulgated  pursuant to said laws, whether or not such  regulations or  publications  are  specifically  referenced herein.

     "Hazardous Substances Law" means any of:

     (i)     the  Comprehensive   Environmental  Response,   Compensation,   and
             Liability Act of 1980, as amended (42 U.S.C.  Section 9601 et seq.)
             ("CERCLA");

     (ii)    the Federal Water Pollution Control Act (33 U.S.C.  Section 1251 et
             seq.) ("CLEAN WATER ACT" or "CWA");

     (iii)   the Solid Waste Disposal Act, as amended (42 U.S.C. Section 6901 et seq.) ("RCRA");

     (iv)    the  Atomic  Energy Act of 1954 (42  U.S.C.  Section  2011 et seq.)
             ("AEA");

     (v)     the Clean Air Act (42 U.S.C. Section 7401 et seq.) ("CAA");

     (vi)    the Emergency  Planning and Community  Right to Know Act (42 U.S.C.
             Section 11001 et seq.) ("EPCRA");

     (vii)   the Federal Insecticide,  Fungicide,  and Rodenticide Act (7 U.S.C.
             Section 136 et seq.) ("FIFRA");

     (viii)  the Oil Pollution Act of 1990 (33 U.S.C.A. Section 2701 et seq.);

     (ix)    the Safe  Drinking  Water  Act (42  U.S.C.  Sections  300f et seq.)
             ("SDWA");

     (x)     the Surface Mining Control and  Reclamation  Act of 1974 (30 U.S.C.
             Sections 1201 et seq.) ("SMCRA");

     (xi)    the Toxic Substances  Control Act (15 U.S.C.  Section 2601 et seq.)
             ("TSCA");

     (xii)   the Hazardous Materials  Transportation Act (49 U.S.C. Section 5101
             et seq.) ("HMTA");

     (xiii)  the Uranium Mill Tailings  Radiation Control Act of 1978 (42 U.S.C.
             Section 7901 et seq.) ("UMTRCA");

     (xiv)   the  Occupational  Safety and Health Act (29 U.S.C.  Section 651 et
             seq.) ("OSHA"); and

     (xv)    all other federal,  state and local governmental rules which govern
             Hazardous Substances,  and the regulations adopted and publications promulgated pursuant to all such foregoing laws.

     3.18   PRIVATE   OFFERING.   Assuming   the  truth  and   accuracy  of  the
representations  and  warranties  of the  Purchaser  contained in Section 4, the offer, sale and issuance of the Note (and the Shares issuable upon conversion of the Note or upon  payment  on the  Note)  will be exempt  from the  registration requirements of the Securities Act of 1933, as amended (the  "SECURITIES  ACT"), and will have been registered or qualified (or are exempt from  registration and qualification) under the registration,  permit or qualification  requirements of the State of New York.

     3.19   FULL  DISCLOSURE.  None  of the  Transaction  Documents  nor the SEC
Reports  contains any untrue  statement of a material fact nor, to the Company's knowledge and belief,  omit to state a material fact  necessary in order to make the  statements  contained  herein or  therein  not  misleading  in light of the circumstances in which they were made. There are no facts that  (individually or in the aggregate) materially adversely affect the business, assets, liabilities, condition  (financial  or  otherwise) or operations of the Company that have not been  set  forth  in the  Transaction  Documents,  the SEC  Reports  or in other documents  delivered to the  Purchaser or its  attorneys or agents in connection herewith.

     3.20  INSURANCE.  Each of the Company and the  Subsidiaries  has  insurance relating to its business  and  covering  property,  fire,  casualty,  liability, workers'  compensation and all other forms of insurance  customarily obtained by businesses in the same industry. Such insurance (i) is in full force and effect,
(ii)  insures  against  risks of the kind  customarily  insured  against  and in amounts customarily carried by businesses  similarly situated and (iii) provides adequate  insurance  coverage for the  activities of each of the Company and the
Subsidiaries.

     3.21  INVESTMENT  COMPANY  ACT.  The  Company is not,  and will not use the proceeds from the Note in a manner so as to become, an "investment  company," or a company  "controlled"  by an "investment  company,"  within the meaning of the
Investment Company Act of 1940, as amended.

     3.22   BROKER-DEALER COMPLIANCE.  The Company's broker-dealer  subsidiaries are in  compliance  with  applicable  net capital  requirements  of the National
Association of Securities Dealers,  Inc. (the "NASD") and the Financial Services
Authority.

     3.23   NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to  Section  12(g) of the  Securities  Exchange  Act of 1934,  as  amended  (the
"EXCHANGE ACT"),  and is quoted on the Nasdaq National  Market.  (the "NASDAQ").
The  Company has taken no action  designed  to, or likely to have the effect of, and the transactions contemplated by this Agreement will not have the effect of, terminating  the  registration  of the Common  Stock under the  Exchange  Act or de-listing  of the Common Stock from the Nasdaq.  Except as disclosed in the SEC
Reports, the Company has not received any notification that the Commission,  the
NASD,  the  Nasdaq  or  any  other   self-regulatory   organizational   body  is
contemplating  terminating  such  registration or listing.  Without limiting the foregoing, the Transaction Documents and the transactions contemplated by them

                                       10

require  no  shareholder  approval  under  the rules or  interpretations  of the
Nasdaq.

     3.24   REPORTING  STATUS.  The  Company  has filed all  documents  that the
Company  was  required  to file  under the  Exchange  Act  during  the 12 months preceding the date of this Agreement.  The SEC Reports  complied in all material respects with the applicable  requirements of the Securities Act or the Exchange
Act, as the case may be, and the applicable  rules and  regulations  promulgated thereunder as of their respective  filing dates,  and the information  contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading.  The Company has disclosed in Item 4 of the Company's
Report on Form 10-Q for the quarter  ended  September 30, 2003 the status of its internal control systems.  As of the Closing Date, the Company's  testing of its
internal   controls  to  achieve   compliance  with  the   requirements  of  the
Sarbanes-Oxley  Act of 2002 is in  progress  and the Company is not aware of any material  weaknesses  (as defined in Section 404 of the  Sarbanes-Oxley  Act) in such controls.

     3.25  NO  MANIPULATION  OF  STOCK.  Neither  the  Company,  nor  any of its
directors,  officers or controlling  persons, has taken or will, in violation of applicable  law,  take,  any  action  designed  to or that might  reasonably  be expected  to cause or  result  in, or which has  constituted,  stabilization  or manipulation  of the price of the Common Stock to facilitate  the sale or resale of the  securities  issued  or  issuable  in  connection  with the  transactions contemplated hereunder.

     3.26   FOREIGN CORRUPT PRACTICES; SARBANES-OXLEY.

     (a) Neither the Company,  nor to the knowledge of the Company, any agent or other person  acting on behalf of the Company,  has (i) directly or  indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political  activity,  (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic  political parties or campaigns from corporate funds,
(iii) failed to disclose fully any contribution  made by the Company (or made by any  person  acting on its  behalf of which the  Company  is aware)  which is in violation of law, or (iv) violated in any material  respect any provision of the
Foreign Corrupt Practices Act of 1977, as amended.

     (b) Other than as disclosed in Item 4 of the Company's  Report on Form 10-Q for the quarter ended September 30, 2004 and in Section 3.24 above, the Company, to its knowledge,  is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (and related rules of the Commission) that are applicable to it as of the Closing Date and that relate to listed  company audit committees, improper influence on the conduct of audits, disclosures required in
periodic  reports,  personal  loans  to  executives,   disclosures  required  of
executive officers and directors,  code of ethics for senior financial officers, disclosure of audit committee financial expert and Form 8-K filings.

                                       11

     3.27   NO MATERIAL  TRANSACTIONS  OR EVENTS.  As of the Closing  Date,  the
Company  is  not  aware  of any  pending  or  proposed  merger,  acquisition  or disposition of assets that support 20% or more of current  revenues,  or revenue shortfall  against  publicly issued Company  guidance,  other than as previously disclosed in the SEC Reports or in a publicly disseminated press release.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The  Purchaser  hereby  represents  and  warrants  to the Company as of the
Closing Date, and agrees, as follows:

     4.1   INVESTMENT  REPRESENTATIONS.  The Purchaser understands that neither the offer nor the sale of the Note or the Shares has been  registered  under the
Securities  Act. The Purchaser also  understands  that the Note is being offered and sold pursuant to an exemption from registration  contained in the Securities
Act  based  in  part  upon  the  Purchaser's  representations  contained  in the
Agreement. The Purchaser hereby represents and warrants as follows:

     (a) PURCHASER BEARS ECONOMIC RISK. The Purchaser has substantial experience in evaluating and investing in private  placement  transactions of securities in companies  similar to the Company so that it is capable of evaluating the merits and risks of its  investment  in the Company and has the capacity to protect its own  interests.  The Purchaser  must bear the economic  risk of this  investment indefinitely  unless  the  Note  (or the  Shares)  are  subsequently  registered pursuant to the Securities Act, or an exemption from  registration is available.
Except as contemplated by the Registration  Rights Agreement,  the Purchaser has
no  present  intention  of  selling or  otherwise  transferring  the Note or the
Shares, or any interest therein. The Purchaser also understands that there is no assurance that any exemption from registration  under the Securities Act will be available  and  that,  even if  available,  such  exemption  may not  allow  the
Purchaser  to transfer  all or any  portion of the Note or the Shares  under the circumstances, in the amounts or at the times the Purchaser might propose.

     (b) ACQUISITION FOR OWN ACCOUNT. Except as contemplated by the Registration
Rights  Agreement,  the  Purchaser is acquiring  the Note and the Shares for the
Purchaser's  own account for investment  only, and not with a view towards their public distribution.

     (c) PURCHASER  CAN  PROTECT  ITS  INTEREST.  By  reason  of its,  or of its management's business or financial experience, the Purchaser has the capacity to protect its own interests in connection  with the  transactions  contemplated in this Agreement,  the Note and the Registration  Rights Agreement.  Further,  the
Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

     (d) ACCREDITED INVESTOR. The Purchaser is an accredited investor within the meaning of Regulation D of the Securities Act.

     (e) RESIDENCE.  The  Purchaser is  organized  under the laws of the British
Virgin Islands and its principal office is located in the State of Minnesota.

                                       12

     (f) RULE 144. The Purchaser  acknowledges  and agrees that the Note and, if issued,  the Shares,  must be held  indefinitely  unless  they are  subsequently registered  under the Securities Act or an exemption from such  registration  is available.  The Purchaser has been advised or is aware of the provisions of Rule
144 promulgated under the Securities Act, which permits limited resale of shares purchased  in a private  placement  subject  to the  satisfaction  of  specified conditions,  including,  among other things:  the availability of current public information about the Company, the resale occurring not less than one year after a party has  purchased  and paid for the  security  to be sold,  the sale  being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined  under the Exchange Act) and the number of shares  being  sold  during  any  three-month  period  not  exceeding  specified limitations.

     (g) ACCESS TO INFORMATION.  The Purchaser has had an opportunity to discuss the Company's  business,  management  and  financial  affairs with the Company's management and to review the Company's  facilities.  The Purchaser  acknowledges that the Company has given such  Purchaser  access to the corporate  records and accounts of the Company, has made its officers and representatives available for interview by such  Purchaser and has furnished such Purchaser with all documents and other  information  requested by such Purchaser to make an informed decision with respect to the purchase of the Note.

     4.2    TRANSFER  RESTRICTIONS.  The Purchaser  acknowledges and agrees that the Note and, if issued, the Shares, are subject to restrictions on transfer and will bear restrictive legends.

     4.3    ORGANIZATION; AUTHORIZATION; BINDING OBLIGATIONS. The Purchaser is a
limited partnership duly organized,  validly existing and in good standing under the laws of the British Virgin Islands.  The Purchaser has all requisite limited partnership  power and  authority to execute and deliver this  Agreement and the
Registration  Rights  Agreement  and to  carry  out its  obligations  under  the provisions  of  such  documents.  This  Agreement  and the  Registration  Rights
Agreement, when executed and delivered, will be valid and binding obligations of the Purchaser  enforceable against the Purchaser in accordance with their terms, except (i) as  limited by  applicable  bankruptcy,  insolvency,  reorganization, moratorium  or  other  laws of  general  application  affecting  enforcement  of creditors' rights,  (ii) according to general principles of equity that restrict the  availability  of  equitable  remedies  and  (iii)  to the  extent  that the enforceability  of the  indemnification  provisions of the  Registration  Rights
Agreement may be limited by applicable laws.

SECTION 5. CONDITIONS FOR CLOSING

     5.1    CONDITIONS  FOR  THE  COMPANY  TO  SATISFY.  The  obligation  of the
Purchaser to purchase the Note as  contemplated  by this Agreement is subject to satisfaction of the following contingencies at or prior to Closing:

     (a) The Company  shall have obtained all third party  consents  required in connection herewith.

                                       13

     (b) The Company  shall have  executed  and  delivered  to the  Purchaser at
Closing the Transaction Documents.

     (c) Olshan, Grundman, Frome, Rosenzweig & Wolosky LLP, legal counsel to the
Company,  shall have delivered a written opinion, dated the Closing Date, to the
Purchaser, in the form attached as Exhibit C.

SECTION 6.  MISCELLANEOUS

     6.1    GOVERNING LAW. This  Agreement  shall be governed by the laws of the
State of New York as such  laws  are  applied  to  agreements  between  New York residents entered into and performed  entirely in New York. The Company consents to the  personal  jurisdiction  and forum  convenience  of the state and federal courts located in Hennepin County,  Minnesota, with respect to any action by the
Purchaser to enforce the provisions of this Agreement. The Purchaser consents to the personal  jurisdiction and forum convenience of the state and federal courts located in the borough of Manhattan,  New York County, New York, with respect to any action by the Company to enforce the provisions of this Agreement.

     6.2    SURVIVAL. The representations,  warranties, covenants and agreements made herein shall survive any investigation  made by the parties and the closing of the  transactions  contemplated  hereby  until  the  earlier  to occur of the
Maturity  Date  of the  Note  or the  payment  (or  conversion)  in  full of the principal amount of the Note and any accrued but unpaid interest thereon, except for the  representation  set forth in Section 3.27 which shall survive until the date on which  the  Company  files its  Annual  Report on Form 10-K for the year ended  December  31,  2004 with the  Commission.  All  statements  as to factual matters  contained in any  certificate  or other  instrument  delivered by or on behalf of the  Company  pursuant  hereto  in  connection  with the  transactions contemplated  hereby shall be deemed to be representations and warranties by the
Company hereunder solely as of the date of such certificate or instrument.

     6.3    SUCCESSORS  AND  ASSIGNS.  Except as  otherwise  expressly  provided herein,  the  provisions  hereof  shall  inure to the benefit of, and be binding upon,  the  successors,  assigns,  heirs,  executors and  administrators  of the parties  hereto and shall  inure to the  benefit of and be  enforceable  by each person who shall be a holder of the Note or the Shares from time to time.

     6.4    ENTIRE AGREEMENT.  The Transaction Documents and the other documents delivered  pursuant  hereto  constitute  the full and entire  understanding  and agreement  between the parties with regard to the  subjects  hereof and no party shall be  liable or bound to any  other in any  manner  by any  representations, warranties,  covenants and agreements,  except as specifically  set forth herein and therein.

     6.5    SEVERABILITY.  In case  any  provision  of the  Agreement  shall  be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.6    AMENDMENT AND WAIVER. This Agreement may be amended or modified, and any  provision  hereunder  may be waived,  only upon the written  consent of the
Company and the Purchaser.

                                       14

     6.7    NOTICES. All notices,  requests,  consents, and other communications hereunder  shall be made in writing  and shall be deemed  given (i) when made if made by hand  delivery,  (ii) one  business  day after being  deposited  with an overnight courier if made by courier guaranteeing overnight delivery or (iii) on the date indicated on the notice of receipt if made by first-class  mail, return receipt requested, addressed as follows:

     (a) if to the Company, at

            NYFIX, Inc.
            333 Ludlow Street
            Stamford, CT 06902
            Attention:  General Counsel

            with a copy to:

            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            65 East 55th Street
            New York, New York  10022
            Attention:  Robert L. Frome, Esq.

     (b) if to the Purchaser, in care of:

            Whitebox Advisors, LLC
            3033 Excelsior Boulevard, Suite 300
            Minneapolis, Minnesota  55416
            Attention:  Jonathan Wood, Chief Financial Officer

                                       15

            with a copy to:

            Messerli & Kramer P.A.
            150 South Fifth Street, Suite 1800
            Minneapolis, Minnesota  55402
            Attention:  Jeffrey C. Robbins, Esq.

     6.8    INDEMNIFICATION BY THE COMPANY.  The Company agrees to indemnify and hold the  Purchaser  harmless  against  any loss,  liability,  damage or expense
(including  reasonable  legal fees and costs)  that the  Purchaser  may  suffer, sustain or become subject to as a result of or in connection  with the breach by the  Company of any  representation,  warranty,  covenant  or  agreement  of the
Company contained in any of the Transaction Documents;  provided,  however, that no  indemnification  shall be required  hereunder for the  negligence or willful misconduct  of  the  Purchaser  or  breach  by  the  Purchaser  of  any  of  the representations  and warranties set forth in Section 4 hereof.  In case any such action is brought  against  the  Purchaser,  the  Company  will be  entitled  to
participate  in  and  assume  the  defense   thereof  with  counsel   reasonably
satisfactory  to the  Purchaser,  and  after  notice  from  the  Company  to the
Purchaser of its election to assume the defense  thereof,  the Company  shall be responsible for any legal or other expenses  subsequently incurred by the latter in connection with the defense  thereof;  provided,  that if the Purchaser shall have reasonably concluded that there may be one or more legal defenses available to the Purchaser which conflict in any material  respect with those available to the Company,  the Company shall not have the right to assume the defense of such action on behalf of the Purchaser and the Company shall  reimburse the Purchaser for that  portion  of the fees  and  expenses  of one  counsel  retained  by the
Purchaser.

     6.9    EXPENSES. At Closing, the Company shall pay the Purchaser's counsel,
Messerli & Kramer P.A.,  $20,000 for its legal fees and expenses in representing the  Purchaser in  connection  with the  transactions  contemplated  hereby.  In addition,  the  Company  agrees  to pay  or  reimburse  the  Purchaser  for  its reasonable  legal fees and  expenses  that it may incur after the date hereof in connection with the granting of any waiver with respect to, the  modification of any of the terms or provisions of, or the  enforcement of any of the Transaction
Documents.

     6.10   TITLES AND SUBTITLES.  The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.11   COUNTERPARTS. This Agreement may be delivered via facsimile or other means of electronic communication,  and may be executed in counterparts, each of which shall be an  original,  but all of which  together  shall  constitute  one instrument.

                                       16

     IN  WITNESS  WHEREOF,  the  parties  hereto  have  hereunto  affixed  their signatures.

NYFIX, INC.                                WHITEBOX CONVERTIBLE ARBITRAGE
                                            PARTNERS, L.P.

By                                         By
  ------------------------------------        ----------------------------------

Its                                        Its
   -----------------------------------        ----------------------------------

                                       17